SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 29, 2015
Bankwell Financial Group, Inc.
 (Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Elm Street
New Canaan, Connecticut 06840
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02	Results of Operations and Financial Conditions
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release

Item 2.02	Results of Operations and Financial Conditions

On October 29, 2015, Bankwell Financial Group, Inc., the holding company for Bankwell Bank, issued a Press Release describing its results of operations for the third quarter of 2015.

A copy of the Press Release is included as Exhibit 99.1 to this current Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On October 29, 2015, Bankwell Financial Group, Inc., the holding company of Bankwell Bank, issued a press release announcing that its Board of Directors has voted to pay a dividend in the amount of $.05 per share, on December 21, 2015 to all shareholders of record as of December 11, 2015.

A copy of the Press Release is included as Exhibit 99.1 to this current Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

October 29, 2015	By: /s/ Ernest J. Verrico, Sr.
Ernest J. Verrico, Sr.
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 29, 2015